Information by business segment and geographic area (Policies)	12 Months Ended
Dec. 31, 2022
Information By Business Segment And Geographic Area
Revenue

Revenue from sales - Revenue is recognized when the control of a good or service is transferred to a customer. Since Vale’s sales are under different shipping terms, revenue could be recognized when (i) the product is available at the loading port, (ii) loaded on the ship, (iii) at the port of discharge or (iv) at the customer’s warehouse.

A relevant proportion of Vale’s sales are under Cost and Freight (“CFR”) and Cost, Insurance and Freight (“CIF”) Incoterms, in which the Company is responsible for providing shipping services after the date that Vale transfers control of the goods to the customers. Shipping services for CFR and CIF contracts are considered as a separate performance obligation in which a proportion of the transaction price is allocated and recognized over time as the shipping services are provided.

In general, the contract payment terms consider the upfront payments or the use of letters of credit. The payment terms do not have a significant financing component. In some cases, the sale price is determined on a provisional basis at the date of sale and adjustments to the sale price subsequently occur based on movements in the quoted market or contractual prices up to the date of final pricing.

Revenue is recognized based on the estimated fair value of the total consideration receivable, and the provisionally priced sale mechanism embedded within these sale arrangements has the character of a derivative. Accordingly, the fair value of the final sale price adjustment is re-estimated continuously and changes in fair value are recognized as operational revenue in the income statement.